SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

PEABODYS COFFEE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28595	87-0468654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1380 Lead Hill Blvd., Suite 106, Roseville, California 95661
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (916) 774-4674

660 Commerce Drive, Suite B, Roseville, California 95678
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Peabodys Coffee, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

Item 1.01   Entry Into a Material Definitive Agreement

On November 26, 2007, we entered into a binding Letter Agreement with Inca Group Partners., a Nevada Partnership (“IGP”) and agreed to issue a total of 60,000,000 (60) million shares of treasury stock in exchange for $300,000, payable by a promissory note due and payable in full within sixty days of this agreement. This note is secured by certain real estate owned by the partnership. This money will be used primarily for the restructuring and payment of back taxes and other operating expenses for the company. The Transaction was unanimously approved by our Board of Directors at a meeting held on November 26, 2007.

This agreement is in addition to the agreement made on September 17, 2007, when the company entered into a Letter of Intent with Howard L. Behling and certain affiliated persons (the “Acquisition Group”).

Under the Letter of Intent, the Acquisition Group plans to undertake negotiations that may allow an affiliated entity to transfer certain real property to the Company in exchange for certain restricted shares of the Company’s common stock. In connection with these plans, the Company agreed to cause the resignation of all of its existing officers and directors and to elect the Acquisition Group’s nominee to the Company’s Board of Directors. The Letter of Intent also provided that prior to the resignation of the Company’s existing officers and directors (and the election of the Acquisition Group’s nominee), the Acquisition Group and the Company would work to negotiate a full settlement and release of certain claims against the Company and its officers and directors from a third party investment group.

The Letter of Intent further provided that the Acquisition Group would work to further negotiations for INCA Group to transfer to the Company: (A) certain worldwide licensing rights to the Incablock technology; and (B) certain real property with a value of not less than $5,000,000 dollars (as reasonably determined by the transferor. In exchange, the Company shall issue an unspecified number of shares of a to-be-designated convertible preferred stock with such rights and privileges as the parties shall later determine but also to include super voting rights of not less than ten votes per share.

The Letter of Intent also granted the Acquisition Group the right to transfer an additional $10,000,000 in additional real estate to the Company with said amount to be reasonably determined by the Acquisition Group. The consideration to be received for the latter transfer of Real Estate was not specified but is subject to further negotiations.

The Letter of Intent acknowledged that the prospective transactions remain subject to the completion of further due diligence by each of the parties, the full settlement and release of the claims asserted by a third party investment group, and the customary due diligence to evaluate the Company’s financial condition, outstanding liabilities, corporate books and records and other matters. Finally, and as recited in the Letter of Intent:

(A)
the Company, the Acquisition Group, and persons affiliated with the Acquisition Group are to complete these negotiations for the prospective definitive agreements within 45 days from the date at which the Letter of Intent is executed;

(B)	the Company will seek to effect a reverse split of the Company’s common stock; and

(C)	upon close of the transactions, the Company shall have no more than $170,000 in outstanding liabilities.

The transactions contemplated in the Letter of Intent, are mere expressions of intent and are not enforceable as a contract. However, we believe that if the plans set forth in the Letter of Intent are consummated, we may be successful in completing efforts to better position the Company within a business and industry that may offer better long-term prospects for our stockholders. In that event and to the extent that we are able, we anticipate that the closing of the transactions may occur within the time frame provided by the Letter of Intent. However, we cannot assure you that the transactions will be completed or, if it is completed, that they will be completed on terms that are reasonable in light of our current circumstances. We are a small company with no material assets and minimal resources. Our Board of Directors has not set a record date for the planned reverse stock split but we anticipate that they will do so in the near future. For these and other reasons our future prospects are subject to continuing uncertainties and risks that are largely beyond our control.

All references to said Letter Agreement herein are qualified in their entirety by reference to the actual Letter Agreement, a copy of which was filed as Exhibit 10.1 to a Form 8-K filed by Peabodys Coffee Inc. on November 21, 2007. Further information is available elsewhere in this prospectus.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, OUR LIMITED FINANCIAL RESOURCES, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODYS COFFEE, INC.

Date: November 26, 2007	By:	/s/ Todd N. Tkachuk

Todd N. Tkachuk, President

EXHIBIT A
PROMISSORY NOTE

PROMISSORY NOTE

Amount: $300,000.00	November 26, 2007
San Diego, CA.

FOR VALUE RECEIVED, Inca Group Partners. (“Maker”), a Nevada General Partnership with offices at 333 H St. Suite 6020, Chula Vista, CA. 91910, promises to pay to the order of Peabodys Coffee Inc. (“Payee”), a Nevada corporation with offices at1380 Lead Hill Blvd., Suite 106, Roseville, California 95661, the principle sum of three Hundred Thousand Dollars ($300,000.00), with no interest, to be paid on or before February 26, 2007, in lawful monies of the United States of America.

Notwithstanding the foregoing due date, the Maker promises to prepay this Note prior to the due date, in whole or in part, upon Maker’s receipt of funds from operations and other real estate loans now pending. Additionally, the Maker may prepay this note at anytime before the maturity date without penalty. Maker agrees that any monies due under this Note may be used as an offset against any amounts due Maker by the Payee in accordance with the terms of such other liabilities of Payee.

Upon any default in the payment of principal or interest, or any sum due hereunder, the whole of the principal sum and all interest accrued hereon shall, at the Payee's option, without notice or demand, at once become due and payable, together with interest at the rate of seven percent (7%), per annum, collection charges, and a reasonable sum as attorney's fees.

This Note and all other obligations of any maker or endorser hereof, direct or contingent, to Payee, shall immediately become due and payable, without notice or demand, upon the occurrence, with respect to any maker, endorser or guarantor hereof, of any of the following events: commencement by or against any of them of any proceeding, suit or action for bankruptcy or reorganization, whether voluntary or involuntary.

Maker hereby waives presentment, demand for payment, notice of dishonor, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this note.

Inca Group Partners. a Nevada Partnership

By:	/s/ Howard Behling
Name:
Its: Managing Partner

Item 8.01   Other Events .

Press Release

On November 26, 2007, the Registrant issued a press release announcing it has executed the binding Letter Agreement referred to herein whereby Peabodys Coffee Corp will issue sixty (60) million shares of its restricted common stock to IncaBlock Partners. in exchange for financing as described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Exhibits.

Exhibit “A” Promissiory Note

10.1	Binding Letter Agreement between the Registrant and Incablock Partners Inc.., dated on November 26, 2007.

99.1	Press Release dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Peabodys Coffee Corp., a Nevada corporation

Date: November 26, 2007	By:	/s/ Todd Tkachuk
Todd Tkachuk, Chief Executive Officer